UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________
FORM 8-K

 __________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 21, 2017

__________________________________________________
INFINERA CORPORATION
(Exact name of registrant as specified in its charter)

__________________________________________________

Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
140 Caspian Court
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)
(408) 572-5200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

__________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    Named Executive Officer Compensation. On February 21, 2017, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Infinera Corporation (the “Company”) approved the fiscal year 2017 compensation for the Company’s named executive officers as follows.

Base Salaries and Target Bonus Percentages. The Committee made no changes to the current base salaries and target bonus percentages for each of the named executive officers.

Annual Equity Awards. The Committee approved equity awards for each of the named executive officers in the form of time-based restricted stock units. The restricted stock units were granted pursuant to the Company’s 2016 Equity Incentive Plan (the “2016 Plan”) and are comprised of the following numbers of shares underlying the restricted stock units:

Named Executive Officer	Position	Restricted Stock Units
Thomas J. Fallon	Chief Executive Officer	114,831
David F. Welch, Ph.D.	President	114,831
Brad D. Feller	Chief Financial Officer	44,247
Robert J. Jandro	Senior Vice President, Worldwide Sales	42,035
James L. Laufman	Senior Vice President and General Counsel	35,398
The restricted stock units vest as to one-fourth of the underlying shares annually on each of May 5, 2018, 2019, 2020 and 2021, subject to each named executive officer’s continued service to the Company through each applicable vesting date.

Performance-Based Equity Awards. The Committee approved equity awards for each of the named executive officers in the form of restricted stock units with performance-based vesting conditions. The performance-based awards were granted pursuant to the Company’s 2016 Plan and are comprised of the following target numbers of shares underlying the restricted stock units:

Named Executive Officer	Position	Target Performance-Based Restricted Stock Units
Thomas J. Fallon	Chief Executive Officer	172,247
David F. Welch, Ph.D.	President	172,247
Brad D. Feller	Chief Financial Officer	44,247
Robert J. Jandro	Senior Vice President, Worldwide Sales	42,035
James L. Laufman	Senior Vice President and General Counsel	35,398
The Committee established three performance periods for the performance-based awards, with one-third (1/3) of the target number of performance-based awards eligible to vest based on the Company’s one-year total stockholder return (“TSR”) relative to the TSR of each of the companies (the “Index Companies”) listed in the Standard & Poor’s North American Technology Multimedia Networking Index (the “S&P Networking Index”), one-third (1/3) based on the two-year comparison to the TSR of the Index Companies, and one-third (1/3) based on the three-year comparison to the TSR of the Index Companies. An “Index Company” refers to each company that was listed in the S&P Networking Index as of the last day of fiscal year 2016 and generally remains publicly traded (in other words, its stock is actively traded on an established stock exchange or national market system) through the last day of the applicable performance period. The performance-based awards shall only vest upon the determination by the Committee of the achievement of the performance metrics and are subject to each named executive officer’s continued service to the Company. The performance-based awards are subject to a payout of between 0% and 200% of the target number of shares underlying the performance-based awards allocated to a performance period, based on the Company’s relative performance against the Index Companies for that period, with shares vesting at 100% of target if the Company’s TSR is at the 50th percentile compared to the Index Companies for the performance period. The shares will vest at 200% of target if the Company’s TSR performs at the 85th percentile or higher compared to the Index Companies for the performance period and will have a 0% payout if the Company’s TSR performs at below the 25th percentile compared to the Index Companies for the performance period. If the Company’s rank is between the 25th and 50th percentiles, then the number of shares that will payout will be determined by linear interpolation between 50% and 100% of the target number of shares. If the Company’s rank is between the 50th and 85th percentiles, then the number of shares that will payout will be determined by linear interpolation between 100% and 200% of the target number of shares. In addition, if the Company’s TSR during any performance period is negative (as a result of a decline in the stock price during such period), then the maximum number of shares that can vest is 100% of the target number of shares allocated to that performance period. In the event that the Company’s TSR is negative during any of the one-year or two-year performance periods, then any shares that would have vested above 100% of the target number of shares for that performance period, but for the maximum cap described above, would be rolled over once, to the next performance period, and will vest only in the event that both the Company’s relative TSR performance is equal to or greater than 50% of the Index Companies in the subsequent performance period and the Company’s TSR for that subsequent performance period is positive.

Bonus Plan. Pursuant to the Company’s Bonus Plan, the Committee, among other things, determines eligibility for participation, establishes bonus pool funding criteria, determines target awards, and establishes individual performance criteria. On February 21, 2017, the Committee approved the bonus pool funding and award payout criteria for all employees of the Company, including each of the named executive officers, for fiscal year 2017 (the “2017 Bonus Terms”). The funding of a bonus pool for named executive officers under the 2017 Bonus Terms is based on achievement by the Company against financial performance metrics, driven by the operating income levels of the business for fiscal year 2017 (the “Financial Goals”), and on achievement by the Company against certain operational goals for fiscal year 2017 (the “Operational Goals”).

Pursuant to the 2017 Bonus Terms, each named executive officer may be eligible for a bonus payout (the “Final Award”) based on the achievement of the Financial Goals and Operational Goals for fiscal year 2017. The Final Award, if any, will be determined as the product of: (a) the named executive officer’s target bonus percentage, (b) the named executive officer’s base salary as of the last day of fiscal year 2017, (c) the named executive officer’s individual performance rating (the “Rating Percent”), and (d) the percentage of achievement of the Financial Goals and Operational Goals against targets established by the Committee. The Rating Percent will be set at 100%; provided, however, that the Committee, in its discretion and upon solicitation of the recommendation of the Company’s Chief Executive Officer as to the other named executive officers, may increase or decrease the funding for any named executive officer by up to 25%. The Final Award for each named executive officer is capped at 200% of such named executive officer’s target bonus percentage.

The Committee retains the discretion to modify the 2017 Bonus Terms. The foregoing description is qualified in its entirety by reference to the Bonus Plan, a copy of which is attached as Exhibit 10.1 to the Form 8-K filed on February 14, 2011, and incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: February 27, 2017	By:	/s/ JAMES L. LAUFMAN
James L. Laufman Senior Vice President and General Counsel